Exhibit 99.1

TIPTREE ANNOUNCES FIRST QUARTER 2026 RESULTS

Greenwich, Connecticut – April 30, 2026- Tiptree Inc. (NASDAQ:TIPT) (“Tiptree” or the “Company”), today announced its financial results for the three months ended March 31, 2026.

Highlights

•
Returned capital to shareholders through approximately $5.0 million of share repurchases during the first quarter, at an average price of $16.13 per share.
•
Declared a dividend of $0.06 per share to stockholders of record on May 18, 2026 with a payment date of May 26, 2026.
•
On September 26, 2025, the Company agreed to sell Fortegra for $1.65 billion, with $1.12 billion estimated gross proceeds to Tiptree pending regulatory approvals. Anticipated closing of the Fortegra transaction remains mid-2026.
•
On October 31, 2025, the Company agreed to sell its mortgage business, Reliance First Capital, for 93.5% of tangible book value at closing, or $50 million of estimated gross proceeds as of March 31, 2026. Anticipated closing remains mid-2026.
•
Tiptree's pro-forma book value as of March 31, 2026 is estimated to be $912 million or $23.80 per diluted share, net of estimated taxes and transaction expenses for the closing of both transactions.
•
Tiptree will continue to think and act like owners—focused on long-term value creation through strategic investments, opportunistic share buybacks, and thoughtful consideration of dividends. With a disciplined financial approach, the Company continues to streamline operations and manage costs to support sustainable growth.

($ in thousands, except per share information)	Three Months Ended March 31,
GAAP:	2026	2025
Total revenues	$—	$390
Total expenses	$8,997	$12,972
Income (loss) before taxes	$(8,292)	$(11,306)
Net income (loss) from continuing operations	$(7,139)	$(9,701)
Net income (loss) from discontinued operations	$21,385	$15,336
Diluted earnings per share	$0.34	$0.13
Cash dividends paid per common share	$0.06	$0.06

Non-GAAP(1):
Book value per share	$13.42	$12.63

(1) See “—Non-GAAP Reconciliations” for a discussion of non-GAAP financial measures.

About Tiptree

Tiptree Inc. (NASDAQ: TIPT) allocates capital to select small and middle market companies with the mission of building long-term value. Established in 2007, Tiptree has a significant track record investing across a variety of industries and asset types, including the insurance, asset management, specialty finance, real estate and shipping sectors. With proprietary access and a flexible capital base, Tiptree seeks to uncover compelling investment opportunities and support management teams in unlocking the full value potential of their businesses. For more information, please visit tiptreeinc.com and follow us on LinkedIn.

Forward-Looking Statements

This release contains “forward-looking statements” which involve risks, uncertainties and contingencies, many of which are beyond the Company’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this release that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “should,” “target,” “will,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations for our businesses and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K, and as described in the Company’s other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, our actual performance could be materially different from the results described or anticipated by our forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to update any forward-looking statements.

Tiptree Inc.

Condensed Consolidated Balance Sheets (Unaudited)

($ in thousands, except share data)

	As of
	March 31, 2026	December 31, 2025
Assets:
Current assets:
Cash and cash equivalents	$33,401	$30,784
Marketable securities	581	21,701
Other current assets	2,270	2,361
Total current assets	36,252	54,846
Right of use asset	7,837	8,301
Property, plant and equipment, net	5,906	6,262
Other assets	2,739	2,269
Assets held for sale (1)	6,914,921	6,768,387
Total assets	$6,967,655	$6,840,065
Liabilities and Stockholders’ Equity
Liabilities:
Current liabilities:
Short-term debt, net	$7,979	$8,138
Other current liabilities	19,948	20,964
Total current liabilities	27,927	29,102
Long-term debt, net	64,126	63,948
Long-term lease obligations	8,139	8,654
Deferred tax liabilities	82,686	80,390
Liabilities held for sale (1)	6,034,281	5,905,572
Total liabilities	$6,217,159	$6,087,666
Stockholders’ Equity:
Preferred stock: $0.001 par value, 100,000,000 shares authorized, none issued or outstanding	$—	$—
Common stock: $0.001 par value, 200,000,000 shares authorized, 37,567,024 and 37,824,472 shares issued and outstanding, respectively	38	38
Additional paid-in capital	390,416	394,435
Accumulated other comprehensive income (loss), net of tax	(19,727)	(7,496)
Retained earnings	133,552	121,574
Total Tiptree Inc. stockholders’ equity	504,279	508,551
Non-controlling interests:
Fortegra preferred interests	77,679	77,679
Common interests	168,538	166,169
Total non-controlling interests	246,217	243,848
Total stockholders’ equity	750,496	752,399
Total liabilities and stockholders’ equity	$6,967,655	$6,840,065
(1)
See Note (3) Dispositions, Assets Held for Sale & Discontinued Operations for further details, as disclosed in Tiptree's 10-Q filing for the period ended March 31, 2026.

Tiptree Inc.

Condensed Consolidated Statements of Operations (Unaudited)

($ in thousands, except share data)

	Three Months Ended March 31,
	2026	2025
Revenues:
Other revenue	$—	$390
Total revenues	—	390
Expenses:
Employee compensation and benefits	6,762	9,333
Depreciation and amortization	356	357
Other expenses	1,879	3,282
Total expenses	8,997	12,972
Operating income (loss) before taxes	(8,997)	(12,582)
Non operating income:
Net realized and unrealized gains (losses)	(261)	740
Other income	966	536
Income (loss) before taxes	(8,292)	(11,306)
Less: provision (benefit) for income taxes	(1,153)	(1,605)
Net income (loss) from continuing operations	(7,139)	(9,701)
Net income (loss) from discontinued operations (1)	21,385	15,336
Net income (loss) attributable to common stockholders	$14,246	$5,635

Net income (loss) from continuing operations per common share:
Basic earnings per share	$(0.19)	$(0.26)
Diluted earnings per share	$(0.19)	$(0.26)

Net income (loss) from discontinued operations per common share:
Basic earnings per share	$0.57	$0.41
Diluted earnings per share	$0.53	$0.39

Net income (loss) per common share:
Basic earnings per share	$0.38	$0.15
Diluted earnings per share	$0.34	$0.13

Weighted average number of common shares:
Basic	37,789,444	37,348,219
Diluted	37,789,444	37,348,219

Dividends declared per common share	$0.06	$0.06

(1)
See Note (3) Dispositions, Assets Held for Sale & Discontinued Operations for further details, as disclosed in Tiptree's 10-Q filing for the period ended March 31, 2026.

Tiptree Inc.

Non-GAAP Financial Measures — Book Value per share

Book value is frequently used by the financial community to analyze company growth on a relative per share basis. The following table provides a reconciliation between total stockholders’ equity and total shares outstanding, net of treasury shares.

($ in thousands, except per share information)	Three Months Ended March 31,
	2026	2025
Total stockholders’ equity	$750,496	$683,462
Less: Non-controlling interests	246,217	209,743
Total stockholders’ equity, net of non-controlling interests	504,279	473,719

Total common shares outstanding	37,567	37,494

Book value per share	$13.42	$12.63